UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2019

BRIGHTSPHERE Investment Group plc
(Exact name of registrant as specified in its charter)

England and Wales	001-36683	98-1179929
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Millennium Bridge House
2 Lambeth Hill
London EC4V 4GG, United Kingdom
+44-20-7002-7000
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	Other Events.

BrightSphere Investment Group plc (“BrightSphere-United Kingdom”) previously announced in November 2018 that the Board of Directors of BrightSphere-United Kingdom decided to restructure the corporate group, which consists of BrightSphere-United Kingdom and its operating subsidiaries (collectively, the “BrightSphere Group”), and to change the jurisdiction of incorporation of the holding company of the BrightSphere Group from the United Kingdom to Delaware (the “Redomestication”).  In preparation for the Redomestication, on March 11, 2019, BrightSphere-Delaware filed a Registration Statement on Form S-4, which includes a preliminary proxy statement/prospectus (the “S-4 Registration Statement”), with the Securities and Exchange Commission (the “SEC”).  The information in the S-4 Registration Statement is subject to completion and amendment.  Shareholders and interested parties of BrightSphere-United Kingdom may view the S-4 Registration Statement on the SEC’s website at the following address: http://www.sec.gov/Archives/edgar/data/1748824/000174882419000004/s-4projecthomecoming.htm.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this form to be signed on its behalf by the undersigned, thereto duly authorized.

Date:	March 12, 2019	BRIGHTSPHERE INVESTMENT GROUP PLC

		By:	/s/ Suren Rana
		Name:	Suren Rana
		Title:	Chief Financial Officer